UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period :	September 1, 2012 — August 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**PHIGX**

# Putnam High Yield Trust

## Annual report
## 8|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Annual report
8 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	70

About the Trustees	71

Officers	73

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors have been digesting a wide array of economic and geopolitical developments in recent months. While economic growth has continued despite the negative impact of the federal budget sequester, the Federal Reserve’s expected tapering of its $85 billion-a-month bond-buying program has prompted greater market volatility, and bond yields have risen substantially.

There is concern that the reduction of Fed purchases will cause long-term interest rates to move higher, running the risk of curtailing the recovery. Already, mortgage rates have jumped and housing market data appear less robust than earlier in the year. Overseas, instability in Egypt and Syria has contributed to higher oil prices, which could undermine the reasonably positive trends in consumer spending. Fortunately, the eurozone posted positive GDP growth in the second calendar quarter after many months of contraction, though the 17-nation currency bloc continues to grapple with significant economic challenges.

While we cannot forecast with precision how economic or geopolitical events will unfold over the coming months, we have confidence that a long-term investment program remains valuable. Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. To address a diverse range of financial goals, Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches.

We also believe in the importance of relying on the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam High Yield Trust

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 25 years of investment experience

Featured from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have delivered almost five times the average annual return of equities, and have done so with 40% less volatility.

2000–2012	Stocks	High-yield bonds
Average annualized return	1.66%	8.15%
Standard deviation	15.90%	9.68%

80%
60
40
20
0
-20
-40
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Sources: S&P, JPMorgan, as of 12/31/12. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Trust

High Yield Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	High Yield Trust

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the 12 months ended August 31, 2013?

Relative to other fixed-income sectors, high-yield bonds performed well, as they were one of the few asset classes to post solidly positive returns against the backdrop of broadly negative performance. For example, the Barclays U.S. Aggregate Bond Index — the primary benchmark for taxable investment-grade bonds — returned –2.47% for the past 12 months. Most of the volatility in bonds occurred in May and June, in response to signals from the Federal Reserve that it could begin scaling back its bond-buying program later in 2013 and end it by mid 2014, sooner than investors expected. During this time, interest rates rose and yield curves steepened globally. High-yield bonds also declined, hampered more by capital flows and market “technicals” — supply and demand dynamics — than by any breakdown in fundamental support. As the marketplace adjusted its expectations about when the Fed may begin to wind down quantitative easing, high-yield bonds rallied in July before pulling back modestly and settling into a trading range in August.

Before we discuss the fund’s performance, would you briefly summarize your investment philosophy and process?

From a philosophical perspective, we believe the potential to outperform in the high-yield

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

High Yield Trust	5

market comes from pursuing capital appreciation in bonds that are backed by improving corporate fundamentals. Consistent with this philosophy, we have an unwavering commitment to rigorous fundamental research. In conducting credit research, we employ classic financial analysis, while also evaluating companies according to the following characteristics: sustainable competitive advantage, viability of the capital structure, free cash flow trends, and adequate downside protection. Our investment process is a blend of “top down,” based on our views of the market’s fundamental, valuation, and technical characteristics, and “bottom up” by which we construct the portfolio with input from portfolio managers and analysts who have specialized expertise in various market segments.

What factors influenced the fund’s relative performance?

At the sector/industry level, security selection in automotive, coupled with beneficial overweights in financials, chemicals, and telecommunications, were the biggest contributors to the fund’s results versus the index. Conversely, security selection in metals/mining, combined with underweights in transportation and industrials, detracted from relative performance. From a credit-quality standpoint, the portfolio was underweight in higher-quality high-yield bonds — those rated BB or Ba — with more

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Yield Trust

emphasis on the middle- and lower-quality credit tiers. We offset this positioning with a stake in bank-loan securities, and we also held a cash buffer to help bring portfolio risk to near neutral versus the benchmark.

Which holdings helped versus the index?

Travelport, a provider of computerized registration systems to the travel industry, was the top individual contributor, as the company witnessed a substantial year-over-year increase in online bookings. Additionally, early in the period, the company resolved a long-standing dispute with American Airlines.

Additional contributors included automaker General Motors; Rite Aid, which is one of the country’s largest drug store chains; telecommunication services provider Sprint Communications; and satellite services company Intelsat.

Which investments detracted versus the benchmark?

Exide Technologies, which makes lead-acid batteries for cars and other machines, was the biggest relative detractor. The company has suffered from declining profitability,

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Trust	7

due in part to steep restructuring expenses, weaker-than-expected demand in some markets, and higher lead-input costs. Exide filed for bankruptcy protection in June.

A position in multinational steelmaker ArcelorMittal also detracted, primarily due to continuing weakness in overseas residential and commercial construction. Additionally, the company’s bonds were downgraded to below investment grade in 2012, which led many investors to sell their positions.

Additional detractors included California-based electric utility Edison International, real estate finance company Residential Capital, and semiconductor supplier Advanced Micro Devices. These holdings were sold during the period.

What is your outlook for the coming months?

At period-end, the fundamental backdrop for high-yield bonds remained solid, issuers were in reasonably good financial shape, and the default rate was still near the historic low. Moreover, high-yield bonds have historically done well during periods of moderate economic growth.

From a valuation standpoint, high-yield bond spreads — the yield advantage they offer over Treasuries — have widened and are attractive relative to the historical average. At current levels, we believe spreads provide

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by S&P or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

8	High Yield Trust

fair compensation for investing in a group of companies that, in our view, are fundamentally solid, against the backdrop of a low default rate.

When interest rates were lower and credit spreads were tighter, a significant proportion of high-yield bonds were trading at premium prices, meaning above their par value. Because high-yield bonds can generally be called away by the issuer prior to their maturity dates, the market was effectively stuck at higher prices without providing much call protection. Now, with rates at higher levels and bond prices lower, we believe the market is offering better opportunities for capital appreciation plus higher yields.

When capital market conditions are favorable, and there has been a long period of cost-cutting and productivity enhancements by larger U.S. companies, historically that has been a time when these companies look to add product lines, markets, and/or scale. Frequently, they will acquire smaller companies to accomplish those goals. So, it is possible that some of the high-yield issuers we hold could be merger or acquisition targets in the months ahead, which could potentially generate incremental returns for the fund.

Given this outlook, where are you finding the most attractive investment opportunities?

We believe there are still compelling opportunities in the middle- and lower-quality tiers of the market. We also continue to like bank loans because many of the companies issuing these securities have refinanced the obligations that they accumulated during 2007–2009, and now sport much stronger credit profiles. Additionally, bank-loan securities, as well as middle- and lower-quality high-yield bonds, tend to be less sensitive to interest-rate movements, which could provide the fund with some degree of insulation during periods when rates spike higher.

On an industry group basis, we remain skeptical of some of the more cyclical categories, such as metals/mining, but have a positive outlook for retailers and cable/wireless.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Trust	9

IN THE NEWS

At its September meeting, the Federal Open Market Committee surprised investors by delaying the tapering of its $85 billion-a-month bond-buying stimulus program. Declaring that the challenges facing the U.S. economy are diminishing “only gradually,” Fed Chairman Ben Bernanke said the central bank will wait to curtail its quantitative easing program until there is more evidence of a sustained recovery. Bernanke in his comments noted a deceleration of U.S. job growth in the past three months. The bond-buying stimulus program was established in the fall of 2012 to stimulate the economy and employment growth, and is widely credited with buoying equity prices and holding down long-term interest rates. Previously, when the Fed chairman signaled in May 2013 that the Fed’s bond purchases could be scaled back in the final months of this year, the news sent tremors through bond markets and contributed to an abrupt increase in Treasury yields.

10	High Yield Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.80%	8.67%	7.90%	7.90%	7.97%	7.97%	8.43%	8.33%	8.49%	8.88%

10 years	118.39	109.66	102.92	102.92	102.49	102.49	112.66	105.75	110.32	122.56
Annual average	8.12	7.68	7.33	7.33	7.31	7.31	7.84	7.48	7.72	8.33

5 years	57.62	51.31	51.82	49.82	51.77	51.77	55.38	50.33	54.58	59.03
Annual average	9.53	8.64	8.71	8.42	8.70	8.70	9.21	8.49	9.10	9.72

3 years	29.88	24.69	26.81	23.81	26.97	26.97	28.69	24.51	28.54	30.51
Annual average	9.11	7.63	8.24	7.38	8.28	8.28	8.77	7.58	8.73	9.28

1 year	7.84	3.53	7.05	2.05	7.10	6.10	7.50	4.00	7.60	8.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

High Yield Trust	11

Comparative index returns For periods ended 8/31/13

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	8.55%

10 years	142.36%	109.07
Annual average	9.26	7.62

5 years	74.30	55.20
Annual average	11.75	9.15

3 years	35.44	28.74
Annual average	10.64	8.77

1 year	8.06	7.09

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/13, there were 541, 442, 392, 262, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,292 and $20,249, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $20,575. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,032 and $22,256, respectively.

12	High Yield Trust

Fund price and distribution information For the 12-month period ended 8/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.480		$0.420	$0.420	$0.456		$0.461	$0.504

Capital gains	—		—	—	—		—	—

Total	$0.480		$0.420	$0.420	$0.456		$0.461	$0.504

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$7.76	$8.08	$7.74	$7.69	$7.78	$8.04	$7.61	$7.63

8/31/13	7.88	8.21	7.86	7.81	7.90	8.17	7.72	7.73

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	6.09%	5.85%	5.34%	5.38%	5.77%	5.58%	5.91%	6.52%

Current 30-day SEC yield [2]	N/A	4.83	4.28	4.28	N/A	4.62	4.78	5.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.81%	8.68%	7.91%	7.91%	7.98%	7.98%	8.44%	8.34%	8.50%	8.90%

10 years	115.32	106.71	100.57	100.57	99.65	99.65	110.20	103.37	107.41	119.74
Annual average	7.97	7.53	7.21	7.21	7.16	7.16	7.71	7.36	7.57	8.19

5 years	72.28	65.39	66.22	64.22	65.75	65.75	70.02	64.49	69.11	73.96
Annual average	11.49	10.59	10.70	10.43	10.64	10.64	11.20	10.47	11.08	11.71

3 years	27.16	22.07	24.31	21.31	24.29	24.29	26.32	22.21	25.98	28.08
Annual average	8.34	6.87	7.52	6.65	7.52	7.52	8.10	6.92	8.00	8.60

1 year	7.28	2.99	6.62	1.62	6.53	5.53	7.07	3.59	7.02	7.60

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

High Yield Trust	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/12	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Annualized expense ratio for
the six-month period ended
8/31/13*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2013, to August 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.18	$8.96	$8.97	$6.44	$6.44	$3.91

Ending value (after expenses)	$1,013.60	$1,008.60	$1,009.90	$1,012.10	$1,011.30	$1,014.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	High Yield Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2013, use the following calculation method. To find the value of your investment on March 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.19	$9.00	$9.00	$6.46	$6.46	$3.92

Ending value (after expenses)	$1,020.06	$1,016.28	$1,016.28	$1,018.80	$1,018.80	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Trust	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16	High Yield Trust

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2013, Putnam employees had approximately $387,000,000 and the Trustees had approximately $93,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Trust	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	High Yield Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

High Yield Trust	19

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

20	High Yield Trust

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

High Yield Trust	21

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012—the sec ond time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 514, 440 and 380 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential ben-efits that Putnam Management may receive in connection with the services it provides under

22	High Yield Trust

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

High Yield Trust	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	High Yield Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust (the fund), including the fund’s portfolio, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 9, 2013

High Yield Trust	25

The fund’s portfolio 8/31/13

CORPORATE BONDS AND NOTES (87.2%)*		Principal amount	Value

Advertising and marketing services (0.5%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$2,995,000	$2,336,100

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		1,069,000	922,013

Griffey Intermediate, Inc. /Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		2,380,000	2,100,350

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		1,465,000	1,475,988

			6,834,451
Automotive (0.9%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		2,525,000	2,771,187

General Motors Escrow escrow notes 8 1/4s, 2023		2,555,000	38,325

Motors Liquidation Co. Escrow escrow notes 8 3/8s, 2033		2,390,000	35,850

Navistar International Corp. sr. notes 8 1/4s, 2021		3,786,000	3,767,070

Schaeffler Finance BV company guaranty sr. notes Ser. REGS,
8 3/4s, 2019 (Netherlands)	EUR	345,000	512,965

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)		$1,280,000	1,438,400

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)		945,000	1,060,762

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		1,515,000	1,424,100

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		1,055,000	1,192,150

			12,240,809
Basic materials (8.7%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)		855,000	901,769

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)		4,460,000	5,284,742

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)		990,000	910,800

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		420,000	392,700

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		1,375,000	1,285,624

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		2,400,000	2,598,000

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023		235,000	217,963

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020		1,610,000	1,662,324

Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020		640,000	660,800

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)		1,510,000	1,398,638

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		2,818,000	2,888,450

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s,
2016 (Mexico)		574,000	605,570

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)		1,595,000	1,670,762

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)		2,335,000	2,264,950

26	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Basic materials cont.
Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)		$1,230,000	$1,165,424

Compass Minerals International, Inc. company guaranty sr.
unsec. notes 8s, 2019		2,532,000	2,709,240

Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021		290,000	272,600

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)		865,000	826,075

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		1,365,000	1,443,488

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		1,635,000	1,745,362

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		15,000	15,450

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,677,000	2,737,232

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		650,000	641,875

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)		600,000	601,500

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021		2,005,000	1,924,800

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020		3,371,000	3,994,634

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		2,115,000	2,210,174

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		120,000	118,500

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020		685,000	676,438

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		1,375,000	1,361,250

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		3,300,000	3,374,250

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A company guaranty sr. notes 8 7/8s, 2018		1,017,000	1,041,153

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		1,903,000	2,121,844

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		2,465,000	2,723,825

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		2,465,000	2,347,912

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		2,755,000	2,383,074

Ineos Finance PLC 144A company guaranty sr. notes 8 3/8s,
2019 (United Kingdom)		1,380,000	1,511,100

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		615,000	654,975

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)		2,425,000	2,340,124

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	1,448,362	1,929,541

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$3,663,000	4,097,981

High Yield Trust	27

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Basic materials cont.
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		$2,385,000	$2,569,837

Momentive Performance Materials, Inc. company guaranty
sr. notes 10s, 2020		660,000	681,450

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020		1,620,000	1,684,800

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		1,510,000	1,536,424

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		760,000	729,600

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,770,000	1,924,874

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		1,458,000	1,476,224

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		451,000	498,355

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		2,380,000	2,433,550

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		1,335,000	1,278,262

PQ Corp. 144A sr. notes 8 3/4s, 2018		2,725,000	2,868,062

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		1,183,000	1,295,384

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		2,511,000	2,605,162

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033		420,000	390,600

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		1,515,000	1,443,037

Smurfit Kappa Acquisitions company guaranty sr. bonds 7 1/4s,
2017 (Ireland)	EUR	200,000	276,402

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)		$980,000	980,186

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		1,458,000	1,589,220

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		630,000	680,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		435,000	453,488

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019		1,580,000	1,659,000

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		270,000	256,500

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		4,218,000	4,734,704

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		2,335,000	2,381,700

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		2,940,000	2,807,700

USG Corp. sr. unsec. notes 9 3/4s, 2018		2,354,000	2,712,984

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		3,911,000	3,793,670

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		1,530,000	1,779,373

			117,233,861

28	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Broadcasting (2.2%)
Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	$1,381,000	$1,311,950

Clear Channel Communications, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2019	3,725,000	3,585,312

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	3,410,000	3,418,524

Clear Channel Worldwide Holdings, Inc. sr. unsec. notes
6 1/2s, 2022	2,775,000	2,768,062

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	1,070,000	1,086,050

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	2,520,000	2,853,900

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	1,925,000	2,030,874

LIN Television Corp. company guaranty sr. unsec. notes
6 3/8s, 2021	965,000	965,000

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	2,300,000	2,323,000

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	1,430,000	1,540,824

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	945,000	895,388

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	1,010,000	997,375

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	2,515,000	2,722,487

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	1,475,000	1,598,531

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
7 5/8s, 2018	1,305,000	1,419,188

		29,516,465
Building materials (1.0%)
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	2,170,000	2,300,200

Building Materials Corp. 144A sr. notes 7s, 2020	1,385,000	1,471,563

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	2,417,000	2,749,338

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	2,844,000	3,099,960

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	3,111,000	3,406,545

Owens Corning company guaranty sr. unsec. notes 9s, 2019	642,000	773,610

		13,801,216
Cable television (3.0%)
Adelphia Communications Corp. escrow bonds zero %, 2014	81,000	608

Adelphia Communications Corp. escrow bonds zero %, 2014	2,223,000	16,673

Adelphia Communications Corp. escrow bonds zero %, 2013	4,000	30

Adelphia Communications Corp. escrow bonds zero %, 2013	4,000	30

Adelphia Communications Corp. escrow bonds zero %, 2013	2,906,000	21,795

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	2,947,000	3,352,213

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	903,000	991,043

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	2,142,000	2,168,775

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	2,255,000	2,057,688

High Yield Trust	29

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Cable television cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020		$1,885,000	$2,016,950

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		1,585,000	1,608,775

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		3,075,000	2,759,813

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		2,351,000	2,480,305

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		1,540,000	1,620,850

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		1,805,000	2,035,138

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		825,000	860,063

Lynx I Corp. 144A sr. notes 5 3/8s, 2021 (United Kingdom)		1,065,000	1,041,038

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023
(United Kingdom)		1,065,000	1,057,013

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022		1,495,000	1,566,013

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		2,310,000	2,154,075

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	1,680,000	1,702,649

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		$1,275,000	1,376,208

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		3,210,000	2,985,300

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		5,634,000	6,042,465

			39,915,510
Capital goods (6.4%)
Accudyne Industries Borrower/Accudyne Industries, LLC
144A company guaranty sr. unsec. unsub. notes 7 3/4s,
2020 (Luxembourg)		1,025,000	1,060,875

ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		4,910,000	5,180,050

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		5,160,000	5,676,000

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	2,020,000	2,841,450

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		$2,200,000	2,134,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		825,000	816,750

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		1,627,000	1,883,253

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	1,295,000	1,754,325

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		$2,775,000	2,927,625

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		831,000	818,535

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		1,325,000	1,470,750

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		3,934,000	4,248,720

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		360,000	388,800

30	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Capital goods cont.
Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		$1,776,000	$1,642,800

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	610,000	864,100

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		$2,035,000	2,065,525

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		2,430,000	1,676,700

Gestamp Funding Luxembourg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)		3,810,000	3,676,650

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		1,000,000	1,080,000

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		3,931,000	4,879,874

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		2,345,000	2,315,688

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		2,775,000	2,556,469

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,305,000	3,412,413

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		1,640,000	1,738,400

Renaissance Acquisition Corp. 144A company guaranty
sr. unsec. unsub. notes 6 7/8s, 2021		410,000	400,775

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		2,825,000	2,930,938

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		1,235,000	1,358,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		1,815,000	1,799,119

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		3,870,000	4,111,875

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		195,000	201,338

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		240,000	237,000

Schaeffler Holding Finance BV 144A company guaranty
sr. notes 6 7/8s, 2018 (Netherlands) ‡‡		3,445,000	3,601,670

Schaeffler Holding Finance BV 144A sr. notes 6 7/8s, 2018
(Netherlands) ‡‡	EUR	1,175,000	1,599,527

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		$2,120,000	2,273,700

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		590,000	615,075

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		3,450,000	3,467,250

Thermadyne Holdings Corp. company guaranty
sr. notes 9s, 2017		2,130,000	2,295,075

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		2,845,000	3,044,150

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021		1,000,000	980,000

			86,025,744

High Yield Trust	31

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Coal (0.9%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	$1,040,000	$871,000

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	1,050,000	897,750

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	4,445,000	4,711,700

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	3,535,000	3,729,425

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	218,000	243,615

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	262,000	260,035

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	1,310,000	1,303,450

		12,016,975
Commercial and consumer services (1.4%)
DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	2,170,000	2,240,525

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	3,045,000	3,113,513

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	3,180,000	3,315,150

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	2,710,000	2,947,125

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	3,739,000	4,010,078

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	1,404,000	1,375,920

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	1,565,675	1,636,130

		18,638,441
Consumer (0.2%)
Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	140,000	143,150

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	175,000	180,688

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	1,604,000	1,692,220

		2,016,058
Consumer staples (5.8%)
Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	1,480,000	1,557,700

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	730,000	836,763

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	705,000	766,688

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,010,000	940,563

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	1,385,000	1,288,050

Barry Callebaut Services NV 144A company guaranty sr. unsec.
notes 5 1/2s, 2023 (Belgium)	2,310,000	2,319,818

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	1,830,000	2,058,750

32	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Consumer staples cont.
Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018		$1,625,000	$1,828,125

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		2,695,000	2,897,125

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		3,095,000	3,447,056

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		675,000	617,625

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		3,123,000	3,532,894

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		2,351,000	2,486,183

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		545,000	512,300

Corrections Corp. of America sr. unsec. FRN notes 4 5/8s, 2023 R		680,000	632,400

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018		2,962,000	3,284,118

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		583,000	660,248

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		2,215,000	2,425,425

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		2,600,000	2,892,500

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		1,000,000	1,067,500

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		1,845,000	1,624,031

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		3,060,000	2,891,700

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		920,000	993,600

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		1,315,000	1,338,013

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		1,605,000	1,647,131

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	2,245,000	3,107,567

JBS USA, LLC/JBS USA Finance, Inc. company guaranty
sr. unsec. notes 11 5/8s, 2014 (Brazil)		$1,050,000	1,102,500

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		810,000	844,425

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		3,390,000	3,466,275

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		1,520,000	1,607,400

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		2,645,000	2,816,925

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		1,265,000	1,351,969

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		1,250,000	1,318,750

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		250,000	263,750

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		3,090,000	3,298,575

Revlon Consumer Products Corp. 144A company guaranty
sr. unsec. notes 5 3/4s, 2021		3,210,000	3,057,525

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		880,000	991,100

High Yield Trust	33

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Consumer staples cont.
Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		$2,300,000	$2,601,875

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		740,000	820,475

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		1,960,000	2,013,900

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		530,000	527,350

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		1,865,000	1,865,000

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		2,520,000	2,709,000

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		332,000	341,130

			78,651,797
Energy (oil field) (1.0%)
FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018		2,149,000	2,294,058

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020		1,415,000	1,468,063

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021		2,918,000	2,881,525

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)		2,800,000	2,910,138

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)		2,030,000	1,953,875

Tervita Corp. 144A company guaranty sr. unsec. unsub. notes
9s, 2018 (Canada)	CAD	1,300,000	1,259,221

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)		$505,000	534,038

			13,300,918
Entertainment (1.1%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		1,825,000	2,085,063

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019		1,160,000	1,249,900

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		420,000	459,900

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		1,360,000	1,298,800

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		770,000	719,950

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		345,000	317,400

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		345,000	371,738

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018		1,577,000	1,722,873

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025		1,770,000	1,628,400

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		1,040,000	975,000

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021		4,044,000	3,821,580

			14,650,604
Financials (8.8%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A
sr. unsec. notes 7 7/8s, 2020		2,720,000	2,774,400

ACE Cash Express, Inc. 144A sr. notes 11s, 2019		1,252,000	1,192,530

34	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Financials cont.
Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020		$1,250,000	$1,240,625

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017		1,320,000	1,415,700

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031		1,500,000	1,725,000

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020		1,270,000	1,462,088

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		670,000	753,750

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,542,000	1,754,025

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		2,202,000	2,581,845

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		1,140,000	1,014,600

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		3,232,000	3,434,000

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		405,000	375,638

CIT Group, Inc. company guaranty sr. notes 5s, 2023		1,435,000	1,338,138

CIT Group, Inc. sr. unsec. notes 5s, 2022		850,000	803,250

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		2,460,000	2,472,300

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		590,000	637,200

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,635,000	1,675,875

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	870,000	1,135,313

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$2,450,000	2,296,875

CNO Financial Group, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		1,500,000	1,571,250

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		2,950,000	2,743,500

Dresdner Funding Trust I 144A bonds 8.151s, 2031		4,775,000	4,727,250

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		3,910,000	4,105,500

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, perpetual maturity (Jersey)		1,625,000	1,566,094

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		2,655,000	2,902,589

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		1,050,000	999,233

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		1,525,000	1,605,063

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020		2,208,000	2,196,960

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		490,000	505,925

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		2,715,000	2,640,338

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021		955,000	878,600

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		1,605,000	1,729,388

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R		1,385,000	1,573,706

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037		550,000	558,250

High Yield Trust	35

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Financials cont.
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		$1,565,000	$1,760,625

Lloyds TSB Bank PLC jr. sub. FRN notes Ser. EMTN, 13s,
perpetual maturity (United Kingdom)	GBP	1,765,000	4,073,401

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		$1,305,000	1,331,100

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		1,317,000	1,372,973

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019		1,105,000	1,237,600

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		1,380,000	1,455,900

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		1,160,000	1,125,200

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018		1,420,000	1,430,650

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022		1,715,000	1,753,588

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020		1,125,000	1,167,188

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		2,020,000	1,984,650

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		1,400,000	1,379,000

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		3,435,000	3,443,588

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		514,000	598,810

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		2,285,000	2,433,525

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		2,565,000	2,532,938

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		2,781,000	2,815,763

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019		1,835,000	2,032,263

Royal Bank of Scotland Group PLC jr. sub. FRN notes Ser. U,
7.64s, perpetual maturity (United Kingdom)		1,200,000	1,068,000

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.648s, perpetual maturity (United Kingdom)		5,780,000	5,606,600

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		3,260,000	3,716,400

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		5,780,000	5,888,375

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020		1,175,000	1,089,813

Stearns Holdings, Inc. 144A bank guaranty sr. unsec. FRN notes
9 3/8s, 2020		3,683,000	3,765,868

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		2,800,000	2,877,000

			118,327,616
Gaming and lottery (1.9%)
Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		466,000	479,980

Caesars Escrow Corp. sr. unsec. unsub. FRN notes 9s, 2020		6,100,000	5,856,000

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019		1,900,000	1,995,000

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	1,310,000	1,266,022

36	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Gaming and lottery cont.
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		$770,000	$712,250

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		795,000	822,825

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		2,050,000	2,116,625

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		5,381,465	5,677,446

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		1,880,000	2,030,400

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		3,821,000	4,250,863

			25,207,411
Health care (7.2%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		2,575,000	2,562,124

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		2,795,000	2,822,950

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		2,083,000	2,228,810

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		2,835,000	2,905,874

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		2,365,000	2,521,681

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	2,945,000	4,312,506

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		$5,230,000	5,347,674

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		950,000	997,500

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		4,140,000	4,077,900

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	1,000,000	1,406,381

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$3,644,000	4,090,390

Envision Healthcare Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		1,816,000	1,963,550

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,945,000	2,003,350

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		1,963,000	2,120,040

HCA, Inc. sr. notes 6 1/2s, 2020		6,665,000	7,173,205

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		705,000	766,688

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		4,218,000	4,428,900

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		1,515,000	1,535,831

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		1,004,000	1,051,690

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		980,000	1,005,724

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		1,060,000	1,197,800

High Yield Trust	37

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Health care cont.
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	$6,460,000	$7,097,924

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019	453,000	471,686

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡	1,370,000	1,397,400

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	1,015,000	1,124,112

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	1,645,000	1,747,812

Service Corp. International/US sr. notes 7s, 2019	1,100,000	1,177,000

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	955,000	927,543

Sky Growth Acquisition Corp. 144A company guaranty
sr. unsec. notes 7 3/8s, 2020	4,117,000	4,261,094

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	2,025,000	2,156,624

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	3,185,000	3,296,474

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	330,000	346,500

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,270,000	2,400,524

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021	1,800,000	1,656,000

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	2,125,000	1,928,437

United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	1,880,000	2,072,700

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	410,000	430,500

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	1,555,000	1,648,300

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	430,000	436,450

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	3,345,000	3,558,243

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018 (Canada)	2,495,000	2,641,581

		97,297,472
Homebuilding (2.2%)
Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	1,705,000	1,796,643

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	2,041,000	2,224,690

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	1,475,000	1,489,750

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	335,000	352,588

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	2,880,000	2,944,800

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	1,275,000	1,256,135

38	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Homebuilding cont.
D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	$520,000	$512,200

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020	412,000	443,930

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	675,000	713,813

Lennar Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2018	910,000	987,350

Lennar Corp. 144A company guaranty sr. unsec. notes 5s, 2022	980,000	899,150

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	1,645,000	1,756,037

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	2,460,000	2,416,950

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	2,270,000	2,565,100

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	2,550,000	2,613,750

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	585,000	674,213

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	500,000	543,750

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	980,000	982,450

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	607,000	664,665

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	955,000	904,863

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	2,384,000	2,604,520

		29,347,347
Lodging/Tourism (1.6%)
CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	3,738,321	4,028,041

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	1,287,000	1,386,743

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	680,000	712,300

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	720,000	669,600

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	3,225,000	3,555,563

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	965,000	1,039,788

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	1,715,000	1,749,300

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	2,589,000	2,906,153

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	1,505,000	1,602,825

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	570,000	578,550

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	3,065,000	2,911,750

		21,140,613
Media (0.3%)
Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018	2,755,000	2,816,988

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	1,093,000	1,038,350

		3,855,338

High Yield Trust	39

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Oil and gas (11.2%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		$1,047,000	$1,075,793

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		2,810,000	2,887,275

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		2,620,000	2,433,325

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		3,855,000	3,903,188

Atlas Pipeline Partners LP /Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020		860,000	864,300

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		1,310,000	1,401,700

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		2,135,000	2,252,425

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		4,636,000	5,041,650

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		1,880,000	2,105,600

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		2,785,000	2,903,362

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	790,000	1,107,930

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		$1,945,000	2,146,793

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		675,000	671,625

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		2,580,000	2,592,900

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017		1,255,000	1,311,474

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		1,650,000	1,749,000

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		1,480,000	1,435,600

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		1,222,000	1,194,504

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		2,246,000	1,583,430

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		6,245,000	6,307,450

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023		1,020,000	1,002,150

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		2,840,000	3,017,500

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022		905,000	927,624

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021		1,370,000	1,356,300

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		2,062,000	2,268,200

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		1,280,000	1,340,800

40	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Oil and gas cont.
EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	$4,173,000	$4,089,540

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	1,865,000	1,874,324

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	4,030,000	4,150,900

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	1,345,000	1,405,524

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	6,490,000	6,506,225

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	235,000	249,100

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	2,825,000	2,987,437

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	875,000	929,688

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	3,785,000	4,144,574

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	850,000	820,250

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	905,000	954,775

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	3,579,000	3,981,637

Linn Energy LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	2,510,000	2,359,400

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019	2,000,000	1,840,000

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	699,000	440,370

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	1,755,000	1,785,712

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	1,175,000	1,172,062

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	2,825,000	2,175,250

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	2,585,000	2,572,074

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	490,000	508,375

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,130,000	1,090,450

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	3,790,000	3,846,850

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	1,445,000	1,515,444

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	4,985,000	4,735,750

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	4,078,000	4,337,871

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	1,080,000	1,163,700

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	1,070,000	1,045,925

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	4,155,000	4,487,400

High Yield Trust	41

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Oil and gas cont.
Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	$815,000	$786,475

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	4,071,000	4,483,189

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	1,060,000	1,065,300

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	3,830,000	4,002,350

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	580,000	577,100

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	890,000	916,433

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	2,340,000	2,486,250

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	1,255,000	1,311,475

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	1,105,000	1,160,250

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	435,000	452,400

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021	1,448,000	1,524,020

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	2,200,000	2,249,500

Whiting Petroleum Corp. company guaranty notes 7s, 2014	2,107,000	2,149,140

Williams Cos., Inc. (The) notes 7 3/4s, 2031	293,000	335,104

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	639,000	759,744

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	890,000	887,775

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	3,913,000	4,147,780

		151,346,790
Publishing (0.1%)
American Media, Inc. 144A notes 13 1/2s, 2018	334,251	341,772

Gannett Co., Inc. 144A sr. unsec. FRN notes 5 1/8s, 2020	1,360,000	1,339,600

		1,681,372
Regional Bells (0.6%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	415,000	438,863

CyrusOne LP/CyrusOne Finance Corp. company guaranty
sr. unsec. notes 6 3/8s, 2022	885,000	889,425

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	325,000	368,875

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,045,000	2,234,162

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	3,790,000	4,197,425

		8,128,750
Retail (3.1%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	2,035,000	2,269,024

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	800,000	900,000

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	760,000	796,100

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	1,259,000	1,259,000

Bon-Ton Department Stores, Inc. (The) 144A notes 8s, 2021	2,345,000	2,268,788

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	2,375,000	2,648,125

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	545,000	557,263

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	3,442,000	3,269,900

42	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Retail cont.
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	$1,085,000	$1,117,550

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	2,845,000	3,022,812

L Brands, Inc. sr. notes 5 5/8s, 2022	1,155,000	1,157,888

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A
sr. unsec. notes 7 1/2s, 2018 ‡‡	2,909,000	2,916,273

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	2,771,000	2,864,549

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	4,365,000	4,441,388

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	1,996,000	1,996,000

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	1,510,000	1,547,750

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	2,165,000	2,143,350

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	1,455,000	1,558,669

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	1,395,000	1,419,413

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	1,580,000	1,465,450

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	2,175,000	2,234,834

		41,854,126
Technology (4.7%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	1,010,000	1,020,100

Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	1,029,000	792,330

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	1,486,000	1,147,935

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	5,845,000	5,348,175

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	1,094,850	1,111,273

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,115,000	1,128,938

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	1,375,000	1,543,438

Ceridian Corp. 144A sr. unsec. notes 11s, 2021	3,819,000	4,401,398

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	2,027,000	2,138,485

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	5,621,000	6,077,706

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	5,941,000	6,074,673

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	2,680,000	2,780,500

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	1,880,000	1,927,000

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	1,950,000	1,823,250

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	1,447,000	1,598,935

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	3,000,000	3,240,000

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	1,390,000	1,546,375

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	1,390,000	1,612,400

High Yield Trust	43

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Technology cont.
Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	$890,000	$983,450

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	2,400,000	2,382,000

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	370,000	402,375

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	2,261,000	2,102,730

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	5,140,000	4,865,935

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	1,400,000	1,421,000

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	3,173,000	3,395,110

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	2,610,000	2,805,750

		63,671,261
Telecommunications (6.8%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	1,050,000	1,212,750

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	1,020,000	1,096,500

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	1,895,000	1,790,775

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	2,510,000	2,660,600

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,695,000	1,762,800

Equinix, Inc. sr. unsec. notes 7s, 2021	1,285,000	1,374,950

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	2,130,000	2,241,825

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	2,826,000	3,030,885

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	2,026,000	2,188,080

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	5,415,000	5,658,675

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	7,259,000	7,476,770

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	868,000	952,630

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	1,980,000	2,118,600

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	470,000	497,025

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	1,479,000	1,490,093

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	3,666,000	3,638,505

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	4,159,000	4,148,603

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s,
2016 (Mexico)	425,000	415,438

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019 (Mexico)	613,000	510,323

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)	2,677,000	2,047,905

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	410,000	440,750

44	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Telecommunications cont.
NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		$2,525,000	$2,379,813

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		1,075,000	1,195,938

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		1,500,000	1,609,457

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		2,436,000	2,694,379

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		982,000	1,065,470

SBA Telecommunications, Inc. notes 5 3/4s, 2020		2,285,000	2,296,425

Sprint Capital Corp. company guaranty 6 7/8s, 2028		5,247,000	4,735,418

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,555,000	2,867,988

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		710,000	814,725

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		3,165,000	3,267,863

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		6,506,000	7,612,020

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		1,959,000	2,101,028

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	500,000	672,581

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$2,375,000	2,422,500

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)		875,000	914,375

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		1,359,653	1,390,245

Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023		1,235,000	1,116,131

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018		825,000	884,813

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017		1,938,000	2,151,180

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021		2,047,000	2,093,058

			91,039,889
Telephone (0.1%)
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		540,000	529,200

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018		960,000	969,600

			1,498,800
Textiles (0.1%)
Hanesbrands, Inc. sr. unsec. notes 8s, 2016		905,000	957,038

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty
sr. unsec. notes 7 7/8s, 2018		255,000	261,375

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020		250,000	253,125

			1,471,538
Transportation (1.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)		4,295,000	4,499,013

Aguila 3 SA 144A company guaranty sr. unsec. notes 7 7/8s,
2018 (Luxembourg)		1,080,000	1,131,300

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		2,732,000	2,947,145

High Yield Trust	45

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Transportation cont.
CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	$2,650,000	$2,716,250

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	2,345,000	2,591,225

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	2,010,000	1,984,875

		15,869,808
Utilities and power (4.2%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	1,291,000	1,465,285

AES Corp. (VA) sr. unsec. unsub. notes 9 3/4s, 2016	270,000	314,550

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	2,405,000	2,765,750

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	2,965,000	3,231,850

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	950,000	871,625

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	3,227,000	3,477,093

Calpine Corp. 144A sr. notes 7 1/4s, 2017	1,348,000	1,405,290

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	3,047,000	3,412,040

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	3,010,000	3,175,550

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	2,590,000	3,238

El Paso Corp. sr. unsec. notes 7s, 2017	1,000,000	1,114,249

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	127,030

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	2,058,255

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	3,234,000	3,407,828

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	2,875,000	3,198,438

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	940,000	988,175

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020	3,360,000	3,662,400

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	1,035,000	1,099,688

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	695,000	743,650

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	3,355,000	3,694,694

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	1,579,987	1,615,537

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	2,225,000	2,336,250

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	765,000	851,063

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	689,300

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	4,166,000	4,478,450

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	265,000	296,469

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	1,720,000	1,659,800

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	2,100,000	1,874,250

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	200,000	212,000

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	639,000	769,631

46	High Yield Trust

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	$2,756,000	$647,660

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	1,345,000	936,456

		56,583,544

Total corporate bonds and notes (cost $1,150,500,489)		$1,173,164,524

SENIOR LOANS (4.9%)* [c]	Principal amount	Value

Basic materials (0.1%)
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	$1,365,000	$1,358,175

		1,358,175
Capital goods (—%)
Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	403,400	406,257

		406,257
Communication services (0.3%)
Asurion Corp. bank term loan FRN 11s, 2019	1,960,000	2,038,400

Cricket Communications, Inc. bank term loan FRN Ser. C,
4 3/4s, 2020	1,425,000	1,428,563

		3,466,963
Consumer cyclicals (2.6%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	535,950	537,708

Aot Bedding Super Holdings, LLC bank term loan FRN 5s, 2019	1,358,175	1,361,570

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	368,842	370,779

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.443s, 2018	6,605,653	5,915,157

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	3,696,044	3,717,603

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.936s, 2019	6,046,000	5,559,297

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	1,694,746	1,725,464

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.19s, 2014 ‡‡	1,359,444	1,340,752

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.19s, 2014 ‡‡	773,796	763,156

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	829,900	824,482

J. Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2018	634,847	633,486

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018	945,000	920,868

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	2,142,000	2,139,993

Travelport, LLC bank term loan FRN 9 1/2s, 2016	3,482,499	3,607,288

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	945,921	949,074

Travelport, LLC bank term loan FRN 6 1/4s, 2019	2,000,000	2,018,334

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	1,375,311	1,371,444

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,415,000	1,407,925

		35,164,380
Consumer staples (0.2%)
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	1,150,000	1,155,750

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,145,000	1,150,725

WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	500,000	503,125

		2,809,600

High Yield Trust	47

SENIOR LOANS (4.9%)* [c] cont.	Principal amount	Value

Energy (0.4%)
Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	$2,613,102	$2,555,397

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	872,813	882,086

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	2,303,425	2,278,232

		5,715,715
Financials (0.4%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	1,980	1,985

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	585,618	602,455

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	3,765,000	3,736,763

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	849,600	849,388

		5,190,591
Health care (0.3%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,910,400	1,912,788

Kinetic Concepts, Inc. bank term loan FRN Ser. D1, 4 1/2s, 2018	679,858	683,541

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	1,434,181	1,427,010

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	601,391	603,270

		4,626,609
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018 ‡‡	2,860,000	2,831,400

		2,831,400
Utilities and power (0.4%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.712s, 2017	7,314,407	4,944,086

		4,944,086

Total senior loans (cost $68,568,399)		$66,513,776

COMMON STOCKS (1.7%)*	Shares	Value

Air Methods Corp.	20,115	$823,106

Calpine Corp. †	98,200	1,898,206

CIT Group, Inc. †	22,503	1,077,219

DISH Network Corp. Class A	28,200	1,267,872

Elizabeth Arden, Inc. †	42,675	1,482,103

General Motors Co. †	85,011	2,897,175

Harry & David Holdings, Inc. †	2,716	325,920

Huntsman Corp.	125,275	2,192,313

Jarden Corp. †	29,620	1,272,179

Kodiak Oil & Gas Corp. †	250,980	2,507,290

LyondellBasell Industries NV Class A	12,183	854,637

Motors Liquidation Co. GUC Trust (Units) †	5,059	152,276

Newfield Exploration Co. †	29,820	710,312

NII Holdings, Inc. †	156,645	936,737

Terex Corp. †	49,414	1,433,006

Tribune Co. †	24,806	1,478,438

Tribune Co. Class 1C F	2,165,993	541,498

48	High Yield Trust

COMMON STOCKS (1.7%)* cont.			Shares	Value

Trump Entertainment Resorts, Inc. †			3,732	$7,464

Vantage Drilling Co. †			781,628	1,344,400

Total common stocks (cost $26,191,392)				$23,202,151

CONVERTIBLE PREFERRED STOCKS (0.9%)*			Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.			114,663	$2,458,088

General Motors Co. Ser. B, $2.375 cv. pfd.			55,378	2,689,294

MetLife, Inc. $3.75 cv. pfd.			37,735	2,064,105

United Technologies Corp. $3.75 cv. pfd.			26,200	1,627,282

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. † R			52,831	2,823,157

Total convertible preferred stocks (cost $11,110,869)				$11,661,926

PREFERRED STOCKS (0.5%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			3,362	$3,145,781

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			98,915	2,622,237

M/I Homes, Inc. $2.438 pfd.			53,597	1,352,252

Total preferred stocks (cost $5,495,246)				$7,120,270

CONVERTIBLE BONDS AND NOTES (0.3%)*		Principal amount		Value

DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017		$1,704,000		$1,568,532

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			907,000	1,083,298

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014			995,000	1,997,463

Total convertible bonds and notes (cost $3,990,478)				$4,649,293

WARRANTS (0.1%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	420	$31,714

General Motors Co.	7/10/19	18.33	18,319	314,537

General Motors Co.	7/10/16	10.00	18,319	451,747

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	672,570	—

Total warrants (cost $770,298)				$797,998

SHORT-TERM INVESTMENTS (2.1%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.07% L		28,118,678		$28,118,678

U.S. Treasury Bills with an effective yield of 0.10%,
July 24, 2014 ∆			$221,000	220,791

Total short-term investments (cost $28,339,476)				$28,339,469

TOTAL INVESTMENTS

Total investments (cost $1,294,966,647)				$1,315,449,407

High Yield Trust	49

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through August 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,345,593,597.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $302,666 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

50	High Yield Trust

FORWARD CURRENCY CONTRACTS at 8/31/13 (aggregate face value $29,649,316)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Canadian Dollar	Sell	10/18/13	$252,642	$253,022	$380

	Euro	Sell	9/18/13	955,332	946,454	(8,878)

	Barclays Bank PLC
	British Pound	Sell	9/18/13	4,087,357	4,044,868	(42,489)

	Euro	Sell	9/18/13	2,228,272	2,208,654	(19,618)

	Citibank, N.A.
	Euro	Sell	9/18/13	94,767	93,873	(894)

	Credit Suisse International
	Euro	Sell	9/18/13	3,415,829	3,356,401	(59,428)

	Deutsche Bank AG
	Euro	Sell	9/18/13	2,000,012	1,968,134	(31,878)

	Goldman Sachs International
	Euro	Sell	9/18/13	2,186,374	2,172,161	(14,213)

HSBC Bank USA, National Association
	Euro	Sell	9/18/13	1,364,931	1,343,755	(21,176)

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/18/13	830,476	832,027	1,551

	Euro	Sell	9/18/13	2,478,604	2,455,949	(22,655)

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/18/13	1,051,349	1,038,450	(12,899)

	Euro	Sell	9/18/13	2,489,706	2,467,647	(22,059)

	UBS AG
	Euro	Sell	9/18/13	2,382,780	2,360,406	(22,374)

	WestPac Banking Corp.
	Canadian Dollar	Sell	10/18/13	1,736,158	1,751,119	14,961

	Euro	Sell	9/18/13	2,378,550	2,356,396	(22,154)

	Total					$(283,823)

High Yield Trust	51

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$3,046,950	$—	$—

Capital goods	1,433,006	—	—

Communication services	2,204,609	—	—

Consumer cyclicals	5,800,068	7,464	541,498

Consumer staples	1,482,103	325,920	—

Energy	4,562,002	—	—

Financials	1,077,219	—	—

Health care	823,106	—	—

Utilities and power	1,898,206	—	—

Total common stocks	22,327,269	333,384	541,498

Convertible bonds and notes	—	4,649,293	—

Convertible preferred stocks	1,627,282	10,034,644	—

Corporate bonds and notes	—	1,173,164,524	—

Preferred stocks	—	7,120,270	—

Senior loans	—	66,513,776	—

Warrants	766,284	31,714	—

Short-term investments	28,118,678	220,791	—

Totals by level	$52,839,513	$1,262,068,396	$541,498

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(283,823)	$—

Totals by level	$—	$(283,823)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

52	High Yield Trust

Statement of assets and liabilities 8/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,266,847,969)	$1,287,330,729
Affiliated issuers (identified cost $28,118,678) (Notes 1 and 5)	28,118,678

Cash	1,549,632

Dividends, interest and other receivables	24,255,727

Receivable for shares of the fund sold	973,774

Receivable for investments sold	8,457,612

Receivable for sales of delayed delivery securities (Notes 1 and 6)	1,537,240

Unrealized appreciation on forward currency contracts (Note 1)	16,892

Total assets	1,352,240,284

LIABILITIES

Payable for investments purchased	2,788,917

Payable for shares of the fund repurchased	1,301,535

Payable for compensation of Manager (Note 2)	684,602

Payable for custodian fees (Note 2)	7,900

Payable for investor servicing fees (Note 2)	337,913

Payable for Trustee compensation and expenses (Note 2)	503,828

Payable for administrative services (Note 2)	2,805

Payable for distribution fees (Note 2)	539,863

Unrealized depreciation on forward currency contracts (Note 1)	300,715

Other accrued expenses	178,609

Total liabilities	6,646,687

Net assets	$1,345,593,597

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,587,876,825

Undistributed net investment income (Note 1)	10,591,900

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(273,073,478)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	20,198,350

Total — Representing net assets applicable to capital shares outstanding	$1,345,593,597

(Continued on next page)

High Yield Trust	53

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,060,904,523 divided by 134,701,813 shares)	$7.88

Offering price per class A share (100/96.00 of $7.88)*	$8.21

Net asset value and offering price per class B share ($20,076,509 divided by 2,553,107 shares)**	$7.86

Net asset value and offering price per class C share ($48,785,272 divided by 6,248,467 shares)**	$7.81

Net asset value and redemption price per class M share ($20,740,516 divided by 2,624,965 shares)	$7.90

Offering price per class M share (100/96.75 of $7.90)†	$8.17

Net asset value, offering price and redemption price per class R share
($12,462,413 divided by 1,614,652 shares)	$7.72

Net asset value, offering price and redemption price per class Y share
($182,624,364 divided by 23,615,554 shares)	$7.73

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

54	High Yield Trust

Statement of operations Year ended 8/31/13

INVESTMENT INCOME

Interest (net of foreign tax of $10,107) (including interest income of $56,921 from investments
in affiliated issuers) (Note 5)	$103,894,389

Dividends (net of foreign tax of $14,272)	1,513,042

Total investment income	105,407,431

EXPENSES

Compensation of Manager (Note 2)	8,476,385

Investor servicing fees (Note 2)	2,160,229

Custodian fees (Note 2)	32,779

Trustee compensation and expenses (Note 2)	136,619

Distribution fees (Note 2)	3,883,592

Administrative services (Note 2)	42,337

Other	492,413

Total expenses	15,224,354

Expense reduction (Note 2)	(22,985)

Net expenses	15,201,369

Net investment income	90,206,062

Net realized gain on investments (Notes 1 and 3)	35,811,089

Net realized gain on swap contracts (Note 1)	159,375

Net realized loss on foreign currency transactions (Note 1)	(1,203,669)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	346,127

Net unrealized depreciation of investments during the year	(12,030,663)

Net gain on investments	23,082,259

Net increase in net assets resulting from operations	$113,288,321

The accompanying notes are an integral part of these financial statements.

High Yield Trust	55

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/13	Year ended 8/31/12

Operations:
Net investment income	$90,206,062	$95,270,886

Net realized gain (loss) on investments
and foreign currency transactions	34,766,795	(1,921,965)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(11,684,536)	72,311,246

Net increase in net assets resulting from operations	113,288,321	165,660,167

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(70,288,846)	(79,446,561)

Class B	(1,115,428)	(1,224,939)

Class C	(2,998,982)	(2,886,813)

Class M	(1,218,277)	(1,309,140)

Class R	(732,306)	(658,116)

Class Y	(12,635,291)	(10,766,199)

Redemption fees (Note 1)	21,935	113,029

Increase (decrease) from capital share transactions (Note 4)	(150,938,810)	120,955,448

Total increase (decrease) in net assets	(126,617,684)	190,436,876

NET ASSETS

Beginning of year	1,472,211,281	1,281,774,405

End of year (including undistributed net investment income
of $10,591,900 and $10,736,928, respectively)	$1,345,593,597	$1,472,211,281

The accompanying notes are an integral part of these financial statements.

56	High Yield Trust

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High Yield Trust	57

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
August 31, 2013	$7.76	.49	.11	.60	(.48)	(.48)	—	—	$7.88	7.84	$1,060,905	1.02	6.11	51
August 31, 2012	7.39	.51	.38	.89	(.52)	(.52)	—	—	7.76	12.49	1,200,821	1.02	6.81	46
August 31, 2011	7.40	.56	(.03)	.53	(.54)	(.54)	—	— [e,f,g]	7.39	7.07	1,108,763	1.00	7.15	72
August 31, 2010	6.68	.56	.70	1.26	(.54)	(.54)	—	— [h]	7.40	19.29	1,120,786	1.04 [i]	7.67 [i]	71
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	—	— [j,k]	6.68	1.73	1,070,781	1.13 [i]	8.37 [i]	44

Class B
August 31, 2013	$7.74	.43	.11	.54	(.42)	(.42)	—	—	$7.86	7.05	$20,077	1.77	5.34	51
August 31, 2012	7.38	.45	.37	.82	(.46)	(.46)	—	—	7.74	11.51	20,589	1.77	6.08	46
August 31, 2011	7.39	.50	(.03)	.47	(.48)	(.48)	—	— [e,f,g]	7.38	6.24	22,545	1.75	6.43	72
August 31, 2010	6.67	.50	.70	1.20	(.48)	(.48)	—	— [h]	7.39	18.39	41,109	1.79 [i]	6.96 [i]	71
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.67	1.12	65,487	1.88 [i]	7.75 [i]	44

Class C
August 31, 2013	$7.69	.42	.12	.54	(.42)	(.42)	—	—	$7.81	7.10	$48,785	1.77	5.36	51
August 31, 2012	7.34	.45	.36	.81	(.46)	(.46)	—	—	7.69	11.48	55,496	1.77	6.02	46
August 31, 2011	7.35	.49	(.02)	.47	(.48)	(.48)	—	— [e,f,g]	7.34	6.34	38,589	1.75	6.39	72
August 31, 2010	6.65	.50	.69	1.19	(.49)	(.49)	—	— [h]	7.35	18.19	38,400	1.79 [i]	6.92 [i]	71
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.65	1.14	34,786	1.88 [i]	7.58 [i]	44

Class M
August 31, 2013	$7.78	.47	.11	.58	(.46)	(.46)	—	—	$7.90	7.50	$20,741	1.27	5.84	51
August 31, 2012	7.41	.49	.38	.87	(.50)	(.50)	—	—	7.78	12.16	20,501	1.27	6.56	46
August 31, 2011	7.42	.54	(.03)	.51	(.52)	(.52)	—	— [e,f,g]	7.41	6.74	18,768	1.25	6.90	72
August 31, 2010	6.69	.54	.71	1.25	(.52)	(.52)	—	— [h]	7.42	19.12	19,218	1.29 [i]	7.46 [i]	71
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— [j,k]	6.69	1.36	17,087	1.38 [i]	8.03 [i]	44

Class R
August 31, 2013	$7.61	.46	.11	.57	(.46)	(.46)	—	—	$7.72	7.60	$12,462	1.27	5.83	51
August 31, 2012	7.26	.48	.37	.85	(.50)	(.50)	—	—	7.61	12.17	10,744	1.27	6.54	46
August 31, 2011	7.30	.52	(.04)	.48	(.52)	(.52)	—	— [e,f,g]	7.26	6.49	8,473	1.25	6.86	72
August 31, 2010	6.61	.53	.69	1.22	(.53)	(.53)	—	— [h]	7.30	18.80	5,085	1.29 [i]	7.36 [i]	71
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— [j,k]	6.61	1.23	2,296	1.38 [i]	7.93 [i]	44

Class Y
August 31, 2013	$7.63	.49	.11	.60	(.50)	(.50)	—	—	$7.73	8.03	$182,624.77		6.30	51
August 31, 2012	7.28	.52	.37	.89	(.54)	(.54)	—	—	7.63	12.71	164,060.77		7.01	46
August 31, 2011	7.31	.57	(.04)	.53	(.56)	(.56)	—	— [e,f,g]	7.28	7.18	84,635.75		7.41	72
August 31, 2010	6.61	.57	.69	1.26	(.56)	(.56)	—	— [h]	7.31	19.49	99,244	.79 [i]	7.80 [i]	71
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	—	— [j,k]	6.61	1.98	42,372	.88 [i]	9.11 [i]	44

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	High Yield Trust	High Yield Trust	59

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.01%

August 31, 2009	0.04

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, LLC and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

The accompanying notes are an integral part of these financial statements.

60	High Yield Trust

Notes to financial statements 8/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through August 31, 2013.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

High Yield Trust	61

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

62	High Yield Trust

investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC credit default contracts to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

High Yield Trust	63

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $283,823 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $220,779.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2013, the fund had a capital loss carryover of $270,572,594 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$14,070,646	N/A	$14,070,646	August 31, 2014

2,600,677	N/A	2,600,677	August 31, 2015

20,028,690	N/A	20,028,690	August 31, 2016

96,252,247	N/A	96,252,247	August 31, 2017

137,620,334	N/A	137,620,334	August 31, 2018

64	High Yield Trust

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, the expiration of capital loss carryover and interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,361,960 to decrease undistributed net investment income, $46,551,215 to decrease paid-in-capital and $47,913,175 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$49,507,982
Unrealized depreciation	(31,526,107)

Net unrealized appreciation	17,981,875
Undistributed ordinary income	10,556,134
Capital loss carryforward	(270,572,594)
Cost for federal income tax purposes	$1,297,467,532

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

High Yield Trust	65

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,713,923	Class R	18,180

Class B	31,024	Class Y	282,947

Class C	82,819	Total	$2,160,229

Class M	31,336

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,860 under the expense offset arrangements and by $20,125 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $960, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,935,625	Class M	107,093

Class B	212,197	Class R	61,955

Class C	566,722	Total	$3,883,592

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $105,443 and $1,574 from the sale of class A and class M shares, respectively, and received $6,218 and $2,892 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,138 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $719,491,030 and $784,595,289, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

66	High Yield Trust

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	21,804,509	$173,313,922	34,603,070	$257,372,755

Shares issued in connection with
reinvestment of distributions	7,204,465	57,377,940	8,041,510	60,004,281

	29,008,974	230,691,862	42,644,580	317,377,036

Shares repurchased	(49,147,241)	(392,299,954)	(37,764,464)	(282,634,506)

Net increase (decrease)	(20,138,267)	$(161,608,092)	4,880,116	$34,742,530

	Year ended 8/31/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	709,108	$5,662,139	818,793	$6,136,475

Shares issued in connection with
reinvestment of distributions	118,540	942,793	132,881	989,647

	827,648	6,604,932	951,674	7,126,122

Shares repurchased	(933,183)	(7,446,631)	(1,346,359)	(10,015,198)

Net decrease	(105,535)	$(841,699)	(394,685)	$(2,889,076)

	Year ended 8/31/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,586,887	$12,542,989	3,427,730	$25,646,267

Shares issued in connection with
reinvestment of distributions	319,592	2,524,873	293,914	2,180,852

	1,906,479	15,067,862	3,721,644	27,827,119

Shares repurchased	(2,873,548)	(22,766,965)	(1,764,456)	(13,116,578)

Net increase (decrease)	(967,069)	$(7,699,103)	1,957,188	$14,710,541

	Year ended 8/31/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	446,065	$3,585,023	514,074	$3,867,375

Shares issued in connection with
reinvestment of distributions	135,211	1,080,006	150,094	1,122,364

	581,276	4,665,029	664,168	4,989,739

Shares repurchased	(593,030)	(4,774,557)	(560,581)	(4,187,525)

Net increase (decrease)	(11,754)	$(109,528)	103,587	$802,214

	Year ended 8/31/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	786,964	$6,179,658	731,567	$5,356,536

Shares issued in connection with
reinvestment of distributions	89,692	700,640	81,688	598,532

	876,656	6,880,298	813,255	5,955,068

Shares repurchased	(673,713)	(5,275,342)	(567,904)	(4,141,958)

Net increase	202,943	$1,604,956	245,351	$1,813,110

High Yield Trust	67

	Year ended 8/31/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	30,645,741	$240,677,450	21,442,542	$156,553,363

Shares issued in connection with
reinvestment of distributions	1,486,648	11,637,988	933,782	6,879,275

	32,132,389	252,315,438	22,376,324	163,432,638

Shares repurchased	(30,026,585)	(234,600,782)	(12,490,355)	(91,656,509)

Net increase	2,105,804	$17,714,656	9,885,969	$71,776,129

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$50,219,752	$223,549,707	$273,769,459	$45,389	$—

Putnam Short Term
Investment Fund*	—	365,812,571	337,693,893	11,532	28,118,678

Totals	$50,219,752	$589,362,278	$611,463,352	$56,921	$28,118,678

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$32,700,000

Warrants (number of warrants)	710,000

OTC credit default swap contracts (notional)	—*

* For the reporting period, the transaction volume was minimal.

68	High Yield Trust

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$16,892	Payables	$300,715

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Equity contracts	appreciation	797,998	depreciation	—

Total		$814,890		$300,715

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$159,375	$159,375

Foreign exchange contracts	(1,262,368)	—	(1,262,368)

Total	$(1,262,368)	$159,375	$(1,102,993)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$350,298	$350,298

Equity contracts	270,242	—	270,242

Total	$270,242	$350,298	$620,540

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

High Yield Trust	69

Federal tax information (Unaudited)

The fund designated 1.28% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 1.44%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

70	High Yield Trust

About the Trustees

Independent Trustees

**Liaquat Ahamed**

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

**Ravi Akhoury**

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

**Other directorships:** RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

**Barbara M. Baumann**

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

**Other directorships:** SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

**Jameson A. Baxter**

*Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011*

**Principal occupations during past five years:** President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

**Charles B. Curtis**

*Born 1940, Trustee since 2001*

**Principal occupations during past five years:** Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

**Other directorships:** Southern California Edison, a regulated electric utility, and its parent company, Edison International

**Robert J. Darretta**

*Born 1946, Trustee since 2007*

**Principal occupations during past five years:** From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

**Other directorships:** UnitedHealth Group, a diversified health-care company

**Katinka Domotorffy**

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

**John A. Hill**

*Born 1942, Trustee since 1985 and Chairman from 2000 to 2011*

**Principal occupations during past five years:** Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

**Other directorships:** Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

High Yield Trust	71

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

72	High Yield Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

High Yield Trust	73

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

74	High Yield Trust

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

High Yield Trust	75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76	High Yield Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN034
283259 10/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2013	$77,467	$--	$6,457	$ —
August 31, 2012	$81,549	$--	$6,300	$ —

For the fiscal years ended August 31, 2013 and August 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,457 and $6,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2013	$ —	$ —	$ —	$ —

August 31, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2013